IL2M INC.
 (A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEET AS OF DECEMBER 31, 2013

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD FROM OCTOBER 17, 2013 (INCEPTION) TO DECEMBER 31, 2013

PAGE	4	STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT FOR THE PERIOD FROM OCTOBER 17, 2013 (INCEPTION) TO DECEMBER 31, 2013

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD FROM OCTOBER 17, 2013 (INCEPTION) TO DECEMBER 31, 2013

PAGES	6 - 13	NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
il2m Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of il2m Inc. (the “Company”) (a Development Stage Company) as of December 31, 2013 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the period from October 17, 2013 (inception) to December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly in all material respects, the financial position of il2m, Inc. (a Development Stage Company) as of December 31, 2013 and the results of its operations and its cash flows for the period from October 17, 2013 (inception) to December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage with no operations, a net loss of $463,342 for the period from October 17, 2013 (inception) to December 31, 2013, a stockholders' deficit of $357,985 and a working capital deficit of $379,129 as of December 31, 2013, and cash used in operations from October 17, 2013 (inception) to December 31, 2013 of $358,709, which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Liggett, Vogt & Webb, P.A.

LIGGETT, VOGT & WEBB, P.A.
Certified Public Accountants

Boynton Beach, Florida
July 11, 2014

IL2M Inc.
(A Development Stage Company)
Balance Sheet

ASSETS
December 31, 2013
Current Assets
Prepaid expenses	$13,302
Total Current Assets	13,302

Property and equipment, net	20,339

Other Assets
Security deposit	14,535
Prepaid rent	14,535
Total Other Assets	29,070

Total Assets	$62,711

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$9,641
Deferred rent payable	2,803
Due to related parties	379,987
Total Current Liabilities	392,431

Current Liabilities
Deferred rent payable	28,265
Total Long-Term Liabilities	28,265
Total Liabilities	420,696

Commitments and Contingencies (See Note 7)

Stockholder's Deficit
Common stock, $0.001 par value; 10,000 shares issued and outstanding	10
Additional paid-in capital	105,347
Deficit accumulated during the development stage	(463,342)
Total Stockholder's Deficit	(357,985)

Total Liabilities and Stockholder's Deficit	$62,711

See accompanying notes to financial statements

IL2M Inc.
(A Development Stage Company)
Statement of Operations
For the Period From October 17, 2013 (Inception) to December 31, 2013

From October 17, 2013
(Inception) to December 31, 2013

Operating Expenses
Consulting expense	$255,864
Professional fees	7,907
In-kind contribution of services	104,110
General and administrative	93,933
Total Operating Expenses	461,814

Other Expense
Interest expense	1,528
Total Other Expense	1,528

Provision for Income Taxes	-

Net Loss	$(463,342)

Net Loss Per Share - Basic and Diluted	$(46.34)

Weighted average number of shares outstanding during the period - Basic and Diluted	10,000

See accompanying notes to financial statements

IL2M Inc.
(A Development Stage Company)
Statement of Changes in Stockholder's Deficit
For the Period From October 17, 2013 (Inception) to December 31, 2013

				Deficit
			Additional	accumulated during the	Total
	Common stock		paid-in	development	Stockholder's
	Shares	Amount	capital	stage	Deficit

Balance October 17, 2013	-	$-	$-	$-	$-

Common stock issued for Intellectual Property License ($0.001 per share)	10,000	10		-	10

In-kind contribution of interest	-	-	1,237	-	1,237

In-kind contribution of services	-	-	104,110	-	104,110

Net loss from October 17, 2013 (Inception) to December 31, 2013	-	-	-	(463,342)	(463,342)

Balance, December 31, 2013	10,000	$10	$105,347	$(463,342)	$(357,985)

See accompanying notes to financial statements

IL2M Inc.
(A Development Stage Company)
Statement of Cash Flows
For the Period from October 17, 2013 (Inception) to December 31, 2013

From October 17, 2013
(Inception) to December 31, 2013
Cash Flows From Operating Activities:
Net Loss	$(463,342)
Adjustments to reconcile net loss to net cash used in operations
In kind contribution of interest	1,237
In kind contribution of services	104,110
Common stock issued for intellectual property license	10
Depreciation expense	939
Deferred rent payable	31,068
Changes in operating assets:
Increase in prepaid expenses	(13,302)
Increase in other assets	(29,070)
Increase in accounts payable and accrued expenses	9,641
Net Cash Used In Operating Activities	(358,709)

Cash Flows From Investing Activities:
Payments for property and equipment	(21,278)
Net Cash Used in Investing Activities	(21,278)

Cash Flows From Financing Activities:
Proceeds from due to related parties	416,617
Repayment to due to related parties	(36,630)
Net Cash Provided by Financing Activities	379,987

Net Decrease in Cash	-

Cash at Beginning of Period	-

Cash at End of Period	$-

Supplemental disclosure of cash flow information:

Cash paid for interest	$-
Cash paid for taxes	$-

See accompanying notes to financial statements

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization.

il2m Inc. (a development stage company) (the "Company") was incorporated under the laws of the State of Nevada on October 17, 2013.

The Company is a social media platform that allows users to unify their personal digital mobile lifestyle while simultaneously providing exclusive international music and entertainment content, networking events, products and services.

It is management’s opinion, that all material adjustments (consisting of normal recurring adjustments) have been made, which are necessary for a fair financial statements presentation.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period.  Significant estimates include the valuation of deferred taxes assets and the valuation of in kind contribution of services and interest.  Actual results could differ from those estimates.

(C) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.  At December 31, 2013, the Company had no cash or cash equivalents.

(D) Property and Equipment

Property and equipment represent costs associated with furniture and fixtures, computer equipment and office equipment. Property and equipment is stated at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the related assets.

(E) Fair Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

The following are the hierarchical levels of inputs to measure fair value:

-	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

-
Level 2: Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

-
Level 3: Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

The Company's financial instruments consist of accounts payable and due to related parties. The carrying amount of the Company's financial instruments approximates their fair value as of December 31, 2013, due to the short-term nature of these instruments.

(F) Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, Income Taxes (“ASC Topic 740”).  Under ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under ASC Topic 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

Components of deferred taxes are as follows:

	December 31, 2013	October 17, 2013
		(Inception)

Statutory rate applied to earnings before income taxes:	$(143,610)	$-
Increase (decrease) in income taxes resulting from:
State income taxes	(40,959)	-
NOL Carryforward	-	-
In-Kind Contribution of Services	41,964	-
Meals and Entertainment @50%	506	-
Change in deferred tax asset valuation allowance	142,099	-
Income Tax Expense	$-	$-

As of December 31, 2013, the company had a net operating loss carry forward of approximately $356,715 available to offset future taxable income through December 31, 2033. The valuation allowance was established to reduce the deferred tax asset to the amount that will more likely than not be realized. This is necessary due to the Company’s continued operating losses and the uncertainty of the Company’s ability to utilize all of the net operating loss carryforwards before they will expire through the year 2033.

The net change in the valuation allowance from October 17, 2013 (inception) to December 31, 2013 was an increase of $142,099.

The Company’s income tax expense differed from the statutory rates (federal 30.99% and state 8.84%) as follows:

Federal tax rate	30.99%
Add: State taxes, net of federal benefit	8.84%
Less: Valuation allowance	-39.83%
Tax Rate	0.00%

The Company’s federal income tax returns for the year ended December 31, 2013 remains subject to examination by the Internal Revenue Service.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Revenue Recognition

The Company will recognize revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

(I) Loss Per Share

In accordance with the accounting guidance now codified as FASB ASC Topic 260, “Earnings per Share” basic loss per share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period.  Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

As of December 31, 2013 the Company had no potential dilutive shares outstanding.

(J) Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity—which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods within that reporting period.  This updated guidance did not have a material impact on our results of operations, cash flows or financial condition.

In June 2014, FASB and IASB (the “boards”) jointly issued an exposure draft (ED), Revenue from Contracts with Customers. The ED, released by the FASB as a proposed Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers”. The update gives entities a single comprehensive model to use in reporting information about the amount and timing of revenue resulting from contracts to provide goods or services to customers. The proposed ASU, which would apply to any entity that enters into contracts to provide goods or services, would supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the Codification. Additionally, the update would supersede some cost guidance included in Subtopic 605-35, Revenue Recognition – Construction-Type and Production-Type Contracts. The update removes inconsistencies and weaknesses in revenue requirements and provides a more robust framework for addressing revenue issues and more useful information to users of financial statements through improved disclosure requirements. In addition, the update improves comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets and simplifies the preparation of financial statements by reducing the number of requirements to which an entity must refer. The update is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. This updated guidance did not have a material impact on our results of operations, cash flows or financial condition.

NOTE 2	GOING CONCERN

As reflected in the accompanying financial statements, the Company is in the development stage with minimal operations, used cash in operations of $358,709 from inception and has a net loss since inception of $463,342.  The Company has a working capital deficit of $379,129 and stockholder’s deficit of $357,985 at December 31, 2013.  This raises substantial doubt about its ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital through stockholder loans and implement its business plan.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

NOTE 3	PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2013:

	December 31,	Estimated
	2013	Useful Life
Furniture and Fixtures	$7,415	5 years
Computer Equipment	8,271	3 years
Office Equipment	5,592	3 years
	21,278
Less: Accumulated Depreciation	(939)
Property and Equipment, Net	$20,339

Depreciation expense was $939 for the period from October 17, 2013 (inception) to December 31, 2013.

NOTE 4	LOAN PAYABLE – RELATED PARTY

For the period from October 17, 2013 (inception) to December 31, 2013, a foreign corporation (the “Foreign Corporation”) which is a Company controlled by the Company’s Chief Executive Officer paid operating expenses on behalf of the Company totaling $356,809. The amount is treated as loan payable – related party which is non-interest bearing and due on demand (see Note 6). The Company recorded a total of $1,237 in imputed interest as an in-kind contribution for the period from October 17, 2013 (inception) to December 31, 2013 (see Note 5(B)).

For the period from October 17, 2013 (inception) to December 31, 2013, the Officer of the Company paid operating expenses on behalf of the Company totaling $22,284. The amount is treated as loan payable – related party which is non-interest bearing and due on demand (see Note 6).

For the period from October 17, 2013 (inception) to December 31, 2013, a related party paid operating expenses on behalf of the Company totaling $894. The amount is treated as loan payable – related party which is non-interest bearing and due on demand (see Note 6).

NOTE 5	STOCKHOLDERS’ EQUITY

(A) Stock Issued for Intellectual Property License

On October 29, 2013, the Company issued 10,000 shares of common stock to a related party in exchange for an exclusive right and license to use its intellectual property for a term of 5 years having a fair value of $10 ($0.001/share) (see Note 6).

(B) In-Kind Contribution of Services and Interest

For the period from October 17, 2013 (inception) to December 31, 2013, the Officer of the Company contributed services having a fair value of $104,110 (see Note 6).

For the period from October 17, 2013 (inception) to December 31, 2013, a total of $1,237 in imputed interest relating to loan payable - related party was recorded as an in-kind contribution of interest (see Note 4).

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

NOTE 6	RELATED PARTY TRANSACTIONS

For the period from October 17, 2013 (inception) to December 31, 2013, a foreign corporation (the “Foreign Corporation”) which is a Company controlled by the Company’s Chief Executive Officer paid operating expenses on behalf of the Company totaling $356,809. The amount is treated as loan payable – related party which is non-interest bearing and due on demand (see Note 4). The Company recorded a total of $1,237 in imputed interest as an in-kind contribution for the period from October 17, 2013 (inception) to December 31, 2013 (see Note 5(B)).

For the period from October 17, 2013 (inception) to December 31, 2013, the Officer of the Company paid operating expenses on behalf of the Company totaling $22,284. The amount is treated as loan payable – related party which is non-interest bearing and due on demand (see Note 4).

For the period from October 17, 2013 (inception) to December 31, 2013, a related party paid operating expenses on behalf of the Company totaling $894. The amount is treated as loan payable – related party which is non-interest bearing and due on demand (see Note 4).

On October 29, 2013, the Company issued 10,000 shares of common stock to a related party in exchange for an exclusive right and license to use its intellectual property for a term of 5 years having a fair value of $10 ($0.001/share) (see Note 5(A)).

For the period from October 17, 2013 (inception) to December 31, 2013, the CEO of the Company contributed services having a fair value of $104,110 (see Note 5(B)).

NOTE 7	COMMITMENTS AND CONTINGENCIES

The Company leases approximately 3,300 square feet of space under a 4-year lease executed on October 2, 2013. The lease commenced on February 1, 2014. The Company occupied the lease space on October 15, 2013 through January 31, 2014 free of charge. These months were included as part of the monthly straight-line rent expense calculation.

Rent expense was $32,400 for the period from October 17, 2013 (inception) to December 31, 2013.

Deferred rent payable at December 31, 2013 was $31,068. Deferred rent payable is the sum of the difference between the monthly rent payment and the straight-line monthly rent expense of an operating lease that contains escalated payments in future periods.

IL2M INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013

Future minimum lease commitments are as follows:

Year	Amount
2014	$146,322
2015	151,454
2016	154,856
2017	172,826
2018	14,535
$639,993

NOTE 8	SUBSEQUENT EVENTS

The Company has evaluated for subsequent events between the balance sheet date of December 31, 2013 through July 11, 2014, the date the financial statements were available to be issued and concluded that the events or transactions occurring during that period requiring recognition or disclosure have been made.

(A) Share Exchange Agreement

On January 9, 2014, il2m Inc. (the “Company”) entered into a Stock Purchase and Share Exchange agreement with il2m International Corporation. The transaction has been accounted for the transaction as a combination of entities under common control. For accounting purposes, this transaction is being accounted for as a merger of entities under common control and has been treated as a recapitalization of il2m International Corp. with il2m, Inc. as the accounting acquirer. The historical financial statements of the accounting acquirer became the financial statements of the registrant. The Company did not recognize goodwill or any intangible assets in connection with the transaction. The 125,000,000 shares issued to the shareholder of il2m Inc. in conjunction with the share exchange transaction has been presented as outstanding for all periods. Upon the execution of share exchange agreement, il2m International Corp. became the wholly-owned subsidiary of il2m Inc.

(B) Note Payables and Convertible Notes

Subsequent to December 31, 2013, a company controlled by the CEO paid operating expenses on behalf of the Company totaling $348,307, which was non-interest bearing and due on demand.

On March 14, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a convertible note with a foreign corporation (the “Foreign Corporation”) which is a majority shareholder and is owned by the Company’s Chief Executive Officer.  The Foreign Corporation advanced $100,000, which is non-interest bearing, unsecured and due on June 14, 2014. The note holder may convert the note into 400,000 shares of il2m International Corp.’s common stock with a par value of $0.0001 per share with the conversion price of $0.25 per share. The Company has determined that this is conventional convertible debt. The note holder has verbally agreed to extend the due date to August 14, 2014.

On March 14, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a convertible note with a foreign corporation (the “Foreign Corporation”) which is a majority shareholder and is owned by the Company’s Chief Executive Officer.  The Foreign Corporation advanced $125,000, which is non-interest bearing, unsecured and due on June 14, 2014. The note holder may convert the note into 500,000 shares of il2m International Corp.’s common stock with a par value of $0.0001 per share with the conversion price of $0.25 per share. The Company has determined that this is conventional convertible debt. The note holder has verbally agreed to extend the due date to August 14, 2014.

As of March 27, 2014, a foreign corporation (the “Foreign Corporation”) which is a Company controlled by the Company’s Chief Executive Officer paid operating expenses on behalf of the Company totaling $722,833. The amount is treated as loan payable – related party which is non-interest bearing and due on demand. On March 14, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a 231,000 Canadian dollars of note payable with the foreign corporation in exchange for funds received from the loan payable – related party totaling $207,233. The note payable is unsecured, bearing 5% interest per annum and due on July 1, 2014. The principal balance is currently outstanding and considered due on demand. On March 27, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a $515,600 of convertible note payable with the foreign corporation in exchange for funds received from the loan payable – related party totaling $515,600, which is non-interest bearing, unsecured and due on demand. The convertible note can be converted into shares of il2m International Corp.’s common stock at a par value of $0.0001 per share with the conversion price of the lesser of $0.10 per share or 50% of the average trading price of the Company’s common stock on the OTCQB Markets for the five days preceding the date of conversion.

On May 2, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a $37,500 convertible note payable with an unrelated party, which is unsecured, bearing 8% interest per annum and due on February 7, 2015. The convertible note can be converted into shares of il2m International Corp.’s common stock at a conversion rate of 58% multiplied by the market price. Market price means the average of the lowest three trading prices for common stock during the ten trading day period ending on the latest complete trading day prior to the conversion date. Trading price means for any security as of any date, the closing bid price on the OTCQB Markets. The conversion price may be adjusted for other events.

On June 6, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a $62,750 convertible note payable with an unrelated party, which is unsecured, bearing 8% interest per annum and due on March 6, 2015. The convertible note can be converted into shares of il2m International Corp.’s common stock at a conversion rate of 55% multiplied by the market price. Market price means the average of the lowest two trading prices for common stock during the twenty-five trading day period ending on the latest complete trading day prior to the conversion date. Trading price means for any security as of any date, the closing bid price on the OTCQB Markets. The conversion price may be adjusted for other events.

On June 19, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a $100,000 convertible note payable with an unrelated party, which is unsecured, bearing 12% interest per annum and due on December 19, 2014. The convertible note can be converted into shares of il2m International Corp.’s common stock at a conversion price at a 50% discount to the average of the three lowest trades on the previous twenty trading days to the date of conversion, or 50% discount to the average of the three lowest trades on the previous twenty trading days that would be obtained if the conversion were to be made on the date that this note was executed.

On June 24, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a $37,500 convertible note payable with an unrelated party, which is unsecured, bearing 8% interest per annum and due on March 26, 2015. The convertible note can be converted into shares of il2m International Corp.’s common stock at a conversion rate of 58% multiplied by the market price. Market price means the average of the lowest three trading prices for common stock during the ten trading day period ending on the latest complete trading day prior to the conversion date. Trading price means for any security as of any date, the closing bid price on the OTCQB Markets. The conversion price may be adjusted for other events.

On June 30, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into an $85,000 convertible note payable with an unrelated party, which is unsecured, non-interest bearing and due on demand. The convertible note can be converted into shares of il2m International Corp.’s common stock by dividing the aggregate principal amount borrowed by the lowest of either: (i) $0.10 per share; or (ii) 50% of the average trading price of the Company’s common stock on the OTCQB Markets for the five days preceding the date of conversion.

(C) Contingencies

On June 11, 2014, il2m International Corp., the Company’s wholly-owned subsidiary entered into a settlement agreement with an unrelated party (later defined as Plaintiff) to pay and release outstanding liabilities in the principal amount of $108,535. The settlement became binding upon entry of an order by the Court. On June 13, 2014, the court order granted an approval of settlement agreement and stipulation. According to the settlement, il2m International Corp. shall issue and deliver shares of il2m International Corp.’s common stock to the Plaintiff in one or more tranches subject to adjustment and ownership limitations to satisfy the settlement amount. The shares should be valued at 45% discount to market based on the market price during the valuation period.  The share issuances are exempt from registration under the Securities Act, may be issued without restricted legend and may be resold by the Plaintiff without restriction. On June 13, 2014, the Plaintiff converted $16,500 of the total settlement amount into 100,000 shares of common stock. No additional amount converted as of July 11, 2014.